UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

ENPHASE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35480	20-4645388
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd

Petaluma, CA 94954

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 774-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2013, the Compensation Committee of the Board of Directors of Enphase Energy, Inc. (the “Company”), approved the 2013 base salary (effective retroactively to April 1, 2013) and established new target cash bonus opportunity related to the fiscal year 2013 for the Company’s President and Chief Executive Officer, Paul B. Nahi, as set forth in the table below.

Named Executive Officer	2013 Base Salary	2013 Target Bonus Opportunity (% of Base Salary)
Paul B. Nahi, President and Chief Executive Officer	$440,000	100

The target bonus opportunity was established in connection with the Company’s 2013 cash performance bonus program, which was approved by the Board of Directors in January 2013 and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35480) filed with the Commission on January 29, 2013 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of the Company was held on May 2, 2013 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 5, 2013, the record date for the Annual Meeting, 41,223,846 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 34,835,163 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1:

Jameson J. McJunkin and Stoddard M. Wilson were elected as directors to hold office until the 2016 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Jameson J. McJunkin	26,540,516	189,018	8,105,629
Stoddard M. Wilson	26,534,165	195,369	8,105,629

In addition to the directors elected above, Neal Dempsey, Benjamin Kortlang, Robert Schwartz, Steven J. Gomo, Chong Sup Park and Paul B. Nahi continue to serve as directors after the Annual Meeting.

Proposal 2:

The selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
34,771,018	62,751	1,394	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2013	ENPHASE ENERGY, INC.

	By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer